                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 5
                                      TO
                    VASTAR RESOURCES, INC. SAVINGS PLAN II

                          __________________________

Pursuant to the power of amendment reserved therein, the Vastar Resources, Inc. Savings Plan II (the "Plan") is hereby amended effective as of February 1, 1998:

A new Section 16 is added to the Plan to read as follows:

                                  "SECTION 16
                      TRANSFER OF VOLUNTARY CONTRIBUTIONS

16.1    Transfer of Funds

        An Employee or Former Employee may elect to transfer such individual's entire voluntary contribution account from the Vastar Resources, Inc. Retirement Plan II to the Plan in accordance with procedures approved by the Plan Administrative Committee and the Administrator of the Vastar Resources, Inc. Retirement Plan II. The Member contributions transferred pursuant to this Section 16 shall be deposited in the Member's Account allocable to Member contributions contributed after December 31, 1986.

16.2    Status of Funds

        Funds in the voluntary contribution account of Vastar Resources, Inc. Retirement Plan II are being transferred to the Plan pursuant to the elective transfer rules of Treas. Reg. 1.411(d)-4, Q&A-3. As such, these funds will not be subject to any of the Joint and Survivor or other annuity provisions of the Vastar Resources, Inc. Retirement Plan II and will be distributable only in a lump sum in accordance with the provisions of the Plan."

        Executed this 25th day of March, 1998.

ATTEST                                    VASTAR RESOURCES, INC.



BY: /s/ Jonathan D. Edelfelt              By: /s/ Jeffrey M. Bender
   -------------------------              -------------------------
   JONATHAN D. EDELFELT                      JEFFREY M. BENDER
   Associate Secretary                       Vice President
                                             Human Resources